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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported)
                                 August 24, 2005
                             Lehman ABS Corporation
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                  333-116432             13-3447441
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   (State or Other Jurisdiction        (Commission          (I.R.S. Employer
        Of Incorporation)              File Number)        Identification No.)

  747 Seventh Avenue, 7th Floor
        New York, New York                                      10019
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 (Address of Principal Executive                              (Zip Code)
             Offices)

       Registrant's telephone number, including area code: (212) 526-7000
                                      None
          ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events
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         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, prepared in accordance with U.S.
generally accepted accounting principles, included in the Annual Report on Form
10-K of Ambac Financial Group, Inc. (which was filed with the Securities and
Exchange Commission (the "SEC") on March 15, 2005; SEC File No. 1-10777); the
unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2005 and for the periods ended June 30, 2005 and
June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial
Group, Inc. for the period ended June 30, 2005 (which was filed with the SEC on
August 9, 2005), the unaudited consolidated financial statements of Ambac
Assurance Corporation and subsidiaries as of March 31, 2005 and for the periods ended March 31, 2005 and March 31, 2004, included in the Quarterly Report on
Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005
(which was filed with the SEC on May 10, 2005); and the Current Reports on Form
8-K filed with the SEC on April 11, 2005, April 20, 2005, May 5, 2005, July 20,
2005, and August 2, 2005, as they relate to Ambac Assurance Corporation are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii)
the registration statement (No. 333-116432) of the Registrant; and (iii) the
Prospectus Supplement relating to GreenPoint Mortgage Funding Trust 2005-HE3,
Asset-Backed Notes, Series 2005-HE3 and shall be deemed to be part hereof and thereof.

Item 9.01. Financial Statements and Exhibits
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         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               23.         Consent of KPMG LLP, Independent Registered Public
                           Accounting Firm of Ambac Assurance Corporation

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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LEHMAN ABS CORPORATION

                                        By: /s/ Samir Tabet
                                            ------------------------------------
                                            Name: Samir Tabet
                                            Title: Managing Director

Dated: August 23, 2005

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                                  EXHIBIT INDEX
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Exhibit No.                              Description                  Page No.
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     23                 Consent of KPMG LLP,                             6
                        Independent Registered Public
                        Accounting Firm of Ambac Assurance
                        Corporation

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